EXHIBIT 10.1

                  COMMON STOCK AND WARRANT PURCHASE AGREEMENT


     THIS COMMON STOCK AND WARRANT PURCHASE AGREEMENT (this "AGREEMENT"), is made and entered into as of the 26th day of August, 2002, by and between BRILLIANT DIGITAL ENTERTAINMENT, INC., a Delaware corporation (the "COMPANY"), located at 6355 Topanga Canyon Boulevard, Suite 120, Woodland Hills, CA 91367, and the purchasers (each a "PURCHASER," and collectively, the "PURCHASERS") listed on the Schedule of Purchasers attached hereto as Exhibit A (the "SCHEDULE OF PURCHASERS"), each located at the address set forth on the Schedule of Purchasers.

ARTICLE 1
                     AUTHORIZATION AND SALE OF COMMON STOCK

     1.1 AUTHORIZATION. The Company has authorized the sale and issuance to investors of up to an aggregate of (i) 7,123,836 shares of Common Stock, par value $0.001 per share, of the Company ("COMMON STOCK"), at a price of $0.1502 per share (the "PURCHASE PRICE"), which represents the five (5) day volume weighted average price of the stock for the five (5) days immediately preceding the date of this Agreement, and (ii) warrants expiring September 3, 2005 to purchase Common Stock in the form attached hereto as Exhibit B (the "WARRANTS"), each at an exercise price per share of $0.168975 (the "EXERCISE PRICE"), which represents a twelve and one-half percent (12.5%) premium over the Purchase Price. The shares of Common Stock to be issued pursuant to the terms hereof are referred to as the "COMMON SHARES." The shares of Common Stock issuable upon exercise of the Warrants are referred to as the "WARRANT SHARES." The Common Shares, the Warrants, and the Warrant Shares are collectively referred to as the "SECURITIES."

     1.2 AGREEMENT TO PURCHASE AND SELL SECURITIES. The Company agrees to issue and sell to each Purchaser, and each Purchaser agrees to purchase from the Company, the number of Common Shares set forth opposite such Purchaser's name in the applicable column of the Schedule of Purchasers (the "COMMITTED SHARES") for the aggregate purchase price, calculated on a per share purchase price of $0.1502 per share, set forth opposite such Purchaser's name in the applicable column of the Schedule of Purchasers (the "COMMITTED AMOUNT") on the terms and conditions set forth herein. Additionally, in further consideration of each Purchaser's purchase of the Common Shares hereunder, the Company agrees to issue to the Purchaser, a Warrant initially exercisable for a number of Warrant Shares equal to two hundred percent (200%) of the Committed Amount divided by the Exercise Price (the "WARRANT COVERAGE"), at an exercise price per share equal to the Exercise Price. The number and type of shares issuable upon exercise of the Warrant is subject to adjustment as set forth in the Warrant.

     1.3 CLOSING AND DELIVERY. The purchase and sale of the Common Shares and Warrants shall occur at 12:00 p.m., Los Angeles time, on September 3, 2002, or at such other time on or before September 3, 2002 as is mutually agreed upon by the Company and the Purchasers. Such purchase and sale is referred to herein as the "CLOSING," and the date of the Closing is referred to herein as the "CLOSING DATE." The Closing shall be held at the offices of the Company first set forth above. At the Closing, each Purchaser shall deliver to the Company by check or wire transfer the Committed Amount and the Company shall deliver or cause to be delivered to each Purchaser a


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Warrant as described above.  Within five (5) business days following the Closing
Date, the Company will deliver to each Purchaser a certificate evidencing the Common Shares purchased at the Closing.

     1.4 NATURE OF OFFERING. The investment in the Securities is being made in reliance upon the provisions of Section 4(2) ("SECTION 4(2)") of the United States Securities Act of 1933, as amended (the "SECURITIES ACT"), and Regulation D ("REGULATION D") and the other rules and regulations promulgated under the Securities Act and/or upon such other exemption from the registration requirements of the Securities Act as may be available with respect to the investment to be made hereunder.

ARTICLE 2
                         REPRESENTATIONS AND WARRANTIES

     2.1 BY THE COMPANY. The Company hereby represents and warrants to the Purchaser as follows:

          (a) STATUS. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has the corporate power to own and operate its properties and assets, to carry on its business as now conducted and to enter into and to perform its obligations under this Agreement and the Warrants (collectively, the "TRANSACTION DOCUMENTS"). The Company is duly qualified to do business and is in good standing in California and in each other state in which a failure to be so qualified would have a material adverse effect on the Company's financial condition or its ability to own and operate its properties and assets and conduct its business in the manner now conducted.

          (b) AUTHORIZATION. The Company has full legal right, power and authority to conduct its business and affairs. The Company has full legal right, power and authority to enter into and perform its obligations under the Transaction Documents, including the issuance of the Securities. The execution and delivery of this Agreement, the execution and delivery of the Warrants, and the performance by the Company of its obligations thereunder, including the issuance of the Securities, are within the corporate powers of the Company and have been duly authorized by all necessary corporate action properly taken and the Company has received all necessary governmental approvals, if any, that are required. The officer(s) executing this Agreement and the Warrants are duly authorized to act on behalf of the Company.

          (c) VALIDITY AND BINDING EFFECT. This Agreement and the Warrants are the legal, valid and binding obligations of the Company, enforceable in accordance with their respective terms, subject to limitations imposed by bankruptcy, insolvency, moratorium or other similar laws affecting the rights of creditors generally or the application of general equitable principles.

          (d) NO CONFLICTS. Consummation of the transactions contemplated hereby and the performance of the obligations of the Company under and by virtue of the Transaction Documents, including the issuance of the Securities, do not conflict with, and will not result in any breach of, or constitute a default or trigger a lien under, any mortgage, security deed or agreement, deed of trust, lease, bank loan or credit agreement, corporate charter or bylaws, agreement or certificate of limited partnership, partnership agreement, license, franchise or any other instrument or agreement to which the Company is a party or by which the Company or its respective properties may be bound or affected or to which the Company has not obtained an effective waiver.


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          (e)  EXEMPTION  FROM  REGISTRATION;  VALID  ISSUANCES.  Subject to the
accuracy of the Purchasers' representations in Section 2.2(d), (e), (g) and (h), the sale of the Securities will not require registration under the Securities Act or any applicable state securities law. The Common Shares, when issued, sold and delivered in accordance with the terms of this Agreement, shall be duly and validly issued, fully-paid and non-assessable shares of Common Stock, free of all liens, claims, encumbrances, preemptive rights, rights of first refusal and restrictions on transfer, except as imposed by applicable securities laws. The Warrant Shares issuable by the Company upon the exercise of the Warrants, shall, if and when the Warrants are exercised in accordance with their respective terms and the consideration therefore is received by the Company, be duly and validly issued, fully-paid and non-assessable shares of Common Stock, free of all liens,
claims,   encumbrances,   preemptive   rights,   rights  of  first  refusal  and
restrictions on transfer, except as imposed by applicable securities laws.

          (f) SEC DOCUMENTS. The Company has made available to the Purchasers true and complete copies of the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000 and each report, proxy statement or registration statement filed by the Company with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT") or the Securities Act since the filing of such Annual Report through the date hereof (collectively such documents are referred to as the "SEC DOCUMENTS"). As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act, and rules and regulations of the SEC promulgated thereunder and the SEC Documents did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents complied in all material respects with applicable accounting requirements and the published rules and regulations of the SEC or other applicable rules and regulations with respect thereto at the time of such inclusion. Such financial statements have been prepared in accordance with generally accepted accounting principles ("GAAP") applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited interim statements, to normal year-end audit adjustments). Except for indebtedness incurred in that certain financing transaction that closed on or around December 10, 2001, by and among the Company, Harris Toibb, and certain other Purchasers, neither the Company nor any of its subsidiaries has any material indebtedness, obligations or liabilities of any kind (whether accrued, absolute, contingent or otherwise, and whether due or to become due) that would have been required to be reflected in, reserved against or otherwise described in the financial statements or in the notes thereto in accordance with GAAP, which was not fully reflected in, reserved against or otherwise described in the financial statements or the notes thereto included in the SEC Documents or was not incurred in the ordinary course of business consistent with the Company's past practices since the last date of such financial statements.

          (g) NO GENERAL SOLICITATION OR ADVERTISING IN REGARD TO THIS TRANSACTION. Neither the Company nor any of its affiliates nor any person acting on its or their behalf (i) has conducted or will conduct any general solicitation (as that term is used in Rule 502(c) of Regulation D) or general advertising with respect to the Securities or (ii) made any offers or sales of any security


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or solicited any offers to buy any security under any  circumstances  that would require registration of the Securities under the Securities Act; provided, that the Company makes no representation or warranty with respect to the Purchasers.

          (h) NO MATERIAL ADVERSE EFFECT. Since June 30, 2002, no Material Adverse Effect (as defined herein) has occurred or exists with respect to the Company, except as disclosed in the SEC Documents. For purposes hereof, "MATERIAL ADVERSE EFFECT" shall mean any effect on the business, operations, properties, prospects, material agreements or financial condition of the Company that is material and adverse to the Company and its subsidiaries and affiliates, taken as a whole, and/or any condition, circumstance, or situation that would prohibit or otherwise interfere with the ability of the Company to enter into and perform any of its obligations under the Transaction Documents in any material respect.

          (i) NO UNDISCLOSED EVENTS OR CIRCUMSTANCES. Since June 30, 2002, no event or circumstance has occurred or exists with respect to the Company or its businesses, properties, prospects, operations or financial condition, that, under applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by the Company but which has not been so publicly announced or disclosed in the SEC Documents.

          (j)  NO INTEGRATED  OFFERING.  Other  than  as  described  in the  SEC
Documents or pursuant to an effective registration statement under the Securities Act, or pursuant to the issuance or exercise of employee stock options, or pursuant to its discussion with the Purchasers of the Common Shares in connection with the transactions contemplated hereby, the Company has not issued, offered or sold the Common Shares or any other shares of Common Stock (including for this purpose any securities of the same or a similar class as the Common Stock or any securities convertible into, exchangeable or exercisable for the Common Stock or any such other securities) within the six-month period next preceding the date hereof in a manner that would make unavailable the exemption from Securities Act registration being relied upon by the Company for the offer and sale to the Purchaser and the other purchasers of the Securities as contemplated by this Agreement, and the Company shall not permit any of its directors, officers or affiliates directly or indirectly to take any action (including, without limitation, any offering or sale to any person or entity of the Common Shares or other shares of Common Stock), so as to make unavailable the exemption from Securities Act registration being relied upon by the Company for the offer and sale to the Purchaser and the other purchasers of the Securities as contemplated by this Agreement.

          (k) LITIGATION AND OTHER PROCEEDINGS. Except as disclosed in the SEC Documents, there are no lawsuits or proceedings pending or, to the knowledge of the Company, threatened, against the Company, nor has the Company received any written or oral notice of any such action, suit, proceeding or investigation, which could reasonably be expected to either have a Material Adverse Effect or result in a judgment against the Company in an amount in excess of $75,000. Except as set forth in the SEC Documents, no judgment, order, writ, injunction or decree or award has been issued by or, to the knowledge of the Company, requested of any court, arbitrator or governmental agency which could result in a Material Adverse Effect.

          (l) NO MISLEADING OR UNTRUE COMMUNICATION. The Company and, to the knowledge of the Company, any person representing the Company, or any other person selling or offering to sell the Common Shares or Warrants in connection with the transactions contemplated by this Agreement, have not made, at any time, any oral communication in connection with the offer


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or sale of the same which  contained any untrue  statement of a material fact or omitted to state any material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading.

          (m) SUBSIDIARIES. The Company does not have any subsidiaries except for Brilliant Studios, Inc., a Delaware corporation, B3D, Inc., a Delaware corporation, and Brilliant Digital Entertainment Pty. Limited, an Australian corporation. The Company also owns seventy-five percent (75%) of the outstanding shares of Digital Hip Hop, Inc., a Delaware corporation, and fifty-one percent (51%) of the outstanding shares of Altnet, Inc., a Delaware corporation.

          (n) SOLVENCY OF THE COMPANY. The Company will be solvent under GAAP immediately following the Closing.

     2.2 BY THE PURCHASERS. Each Purchaser hereby represents and warrants to the Company with respect to itself as follows:

          (a) STATUS. If the Purchaser is a corporation, partnership, trust, limited liability company, or other legal entity, such Purchaser is duly organized, validly existing and in good standing (to the extent applicable) under the laws of the state of its formation, and has the power to own and operate its properties, to carry on its business as now conducted and to enter into and to perform its obligations under this Agreement.

          (b) AUTHORIZATION. The Purchaser has the full legal right, power and authority to enter into and perform its obligations under this Agreement. The execution and delivery of this Agreement and the performance by the Purchaser of its obligations hereunder are within the powers of the Purchaser and have been duly authorized by all necessary action properly taken and the Purchaser has received all necessary governmental approvals, if any, that are required. The person executing this Agreement and the respective Warrants is duly authorized to act on behalf of the Purchaser.

          (c)  VALIDITY AND BINDING  EFFECT. This  Agreement and the  respective
Warrants are the legal, valid and binding obligations of the Purchaser, enforceable in accordance with their respective terms, subject to limitations imposed by bankruptcy, insolvency, moratorium or other similar laws affecting the rights of creditors generally or the application of general equitable principles.

          (d)  INVESTMENT REPRESENTATIONS.

               (i) The Purchaser has such knowledge and experience in financial and business matters, including investments of the type represented by this Agreement and the Warrants, as to be capable of evaluating the merits of investment in the Company and can bear the economic risk of an investment in the Securities;

               (ii) The Purchaser is an "accredited investor" as such term is defined in Rule 501 of Regulation D under the Securities Act; and

               (iii) The Purchaser is acquiring the Common Shares and the Warrant and, to the extent exercised, will be acquiring the Warrant Shares, for investment purposes only, for its


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own  account  and not with a view to, or for  resale  in  connection  with,  the distribution or other disposition thereof in contravention of the Securities Act or any state securities law.

          (e) TRANSFER RESTRICTIONS. The Purchaser acknowledges and agrees that the Securities are subject to the following transfer restrictions:

               (i) The Securities have not been registered under the Securities Act, and Purchaser agrees not to sell, pledge, distribute, offer for sale, transfer or otherwise dispose of the Securities, as applicable, in the absence of (i) an effective registration statement under the Securities Act as to Securities, as applicable, and registration or qualification of the Securities under any applicable Blue Sky or state securities laws then in effect, or (ii) an opinion of counsel, reasonably satisfactory to the Company, that such registration and qualification are not required. Each of the certificates evidencing the Common Shares, and upon exercise of the Warrants, each of the certificates evidencing the Warrant Shares, shall bear a legend in the form set forth in Article 4 hereof.

               (ii) In the reasonable discretion of the Company, the Company may condition any transfer of all or any portion of the Securities (other than a disposition satisfying the conditions set forth in clause (i) of Section 2.2(e)(i) above) upon the transferee's delivery to the Company of a written agreement, in form and substance reasonably satisfactory to the Company, whereby the transferee (i) makes such representations and warranties to and for the benefit of the Company as are comparable to the representations and warranties of the Purchaser hereto, as and to the extent applicable to the proposed disposition, and (ii) agrees to be bound by the transfer restrictions set forth in this Section 2.2(e).

          (f)  ABSENCE  OF  CONFLICTS.    The  execution  and  delivery  of this
Agreement and the Warrants to which the Purchaser is a party, and the consummation of the transactions contemplated thereby, and compliance with the requirements thereof, will not violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on the Purchaser or (a) violate any provision of any indenture, instrument or agreement to which the Purchaser is a party or is subject, or by which the Purchaser or any of its assets is bound; (b) conflict with or constitute a material default thereunder; (c) result in the creation or imposition of any lien pursuant to the terms of any such indenture, instrument or agreement, or constitute a breach of any fiduciary duty owed by the Purchaser to any third party; or (d) require the approval of any third-party (which has not been obtained) pursuant to any material contract, agreement, instrument, relationship or legal obligation to which the Purchaser is subject or to which any of its assets, operations or management may be subject.

          (g) DISCLOSURE; ACCESS TO INFORMATION. The Purchaser has received all documents, records, books and other publicly available information pertaining to the Purchaser's investment in the Company that have been requested by the Purchaser. The Company is subject to the periodic reporting requirements of the Exchange Act, and the Purchaser has reviewed or received copies of all SEC Documents that have been requested by it.

          (h) MANNER OF SALE. At no time was the Purchaser presented with or solicited by or through any leaflet, public promotional meeting, television advertisement or any other form of general solicitation or advertising.


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ARTICLE 3
                            COVENANTS AND AGREEMENTS

     3.1 LISTING OF COMMON STOCK. The Company hereby agrees to use its best efforts to maintain the listing of the Common Stock on any of the American Stock Exchange, the New York Stock Exchange, the NASDAQ National Market, or the NASDAQ Small-Cap Market, whichever is at the time the principal trading exchange or market for the Common Stock (the "PRINCIPAL MARKET"), and as soon as reasonably practicable following the Closing to list the Common Shares and the Warrant Shares on the Principal Market. The Company further agrees, if the Company applies to have the Common Stock traded on any other Principal Market, it will include in such application the Common Shares and the Warrant Shares.

     3.2 ISSUANCE OF COMMON SHARES AND WARRANT. The sale of the Common Shares and the Warrants and the issuance of the Warrant Shares upon exercise of the Warrants, as the case may be, shall be made in accordance with the provisions and requirements of Section 4(2) and Regulation D under the Securities Act, and any applicable state securities law. The Company shall make all necessary SEC and "blue sky" filings required to be made by the Company in connection with the sale of the Securities to the Purchaser as required by all applicable laws.

     3.3 AUTHORIZED SHARES. At all times from and after the Closing Date, the Company shall maintain a sufficient number of authorized shares of Common Stock reserved for issuance upon exercise of the Warrants in accordance with the terms thereof.

     3.4 REGISTRATION RIGHTS. All of the Common Shares issued pursuant to the terms of this Agreement and the Warrant Shares issuable upon exercise of the Warrants shall be "Registrable Securities" or such other definition of securities entitled to registration rights pursuant to Exhibit C to this Agreement. The Purchasers shall be entitled to the registration rights set forth in Exhibit C with respect to such Common Shares and Warrant Shares.

     3.5 HOLDBACK AGREEMENT. Notwithstanding registration of the Common Shares and Warrant Shares, prior to January 23, 2003, each Purchaser agrees not to affect any private or public sale of, make any short sale of, loan, pledge, grant any option with respect to, or otherwise dispose of or transfer for value, any of the Common Shares or Warrant Shares acquired by such Purchaser hereunder or upon exercise of the Warrant issued hereunder.

ARTICLE 4
                                     LEGEND

     Each certificate representing the Common Shares and the Warrant Shares will bear a legend in substantially the following form (the "LEGEND"):

     THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY


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     BE  REOFFERED,  SOLD,  ASSIGNED,  TRANSFERRED,   PLEDGED,  ENCUMBERED,
     HYPOTHECATED OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO A TRANSACTION THAT IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

ARTICLE 5
                              CONDITIONS TO CLOSING

     5.1 CONDITIONS TO THE OBLIGATIONS OF PURCHASER. The obligations of each Purchaser to purchase the Common Shares and Warrants pursuant to the terms of this Agreement at the Closing and the other obligations of each Purchaser under this Agreement are subject to the satisfaction as of the Closing of the following conditions, any of which may be waived in writing in whole or in part by Purchaser:

          (a) REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as though such representations and warranties had been made at and as of such date (i.e., with respect to a representation that a state of facts exists on or as of the date hereof, it is a condition that such state of facts exists on or as of the Closing Date, and with respect to a representation that a state of facts has or has not changed between a date prior to the date hereof and the date hereof, it is a condition that such state of facts has or has not changed between such prior date and the Closing Date), except as affected by transactions contemplated hereby and except that any such representation or warranty made as of a specified date (other than the date of this Agreement) shall only need to have been true on and as of such date.

          (b) FAIRNESS OPINION. The Company shall have delivered to the Purchaser an opinion from The Mentor Group stating that the transactions contemplated by this Agreement are fair to the Company and its shareholders from a financial point of view.

          (c) BOARD APPROVAL. The Company shall have delivered to the Purchaser a resolution of a majority of the Board of Directors of the Company, consisting solely of members of the Board of Directors of the Company who do not have an interest in the transactions contemplated by this Agreement, approving the transactions contemplated by this Agreement.

ARTICLE 6
                                  MISCELLANEOUS

     6.1 SUCCESSORS AND ASSIGNS INCLUDED IN PARTIES. Whenever in this Agreement one of the parties hereto is named or referred to, the heirs, legal representatives, successors, successors-in-title and assigns of such parties shall be included, and all covenants and agreements contained in this Agreement by or on behalf of the Company or by or on behalf of a Purchaser shall bind and inure to the benefit of their respective heirs, legal representatives, successors-in-title and assigns, whether so expressed or not.

     6.2 SEVERABILITY. Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement and shall be interpreted so as to be effective and valid.

     6.3 ARTICLE AND SECTION HEADINGS, DEFINED TERMS. Numbered and titled article and section headings and defined terms are for convenience only and shall not be construed as amplifying or limiting any of the provisions of this Agreement.

     6.4 NOTICES. Any and all notices, elections or demands permitted or required to be made under this Agreement shall be in writing, signed by the party giving such notice, election or demand and shall be delivered personally, telecopied, or sent by certified mail or overnight via nationally recognized courier service (such as Federal Express), to the other party at the address set forth in the introductory paragraph to this Agreement, in the Schedule of Purchasers or at such other address as may be supplied in writing and of which receipt has been acknowledged in writing. The date of personal delivery or telecopy or two (2) business days after the date of mailing (or the next business day after delivery to such courier service), as the case may be, shall be the date of such notice, election or demand.

     6.5 ENTIRE AGREEMENT. This Agreement and the other written agreements between the Company and the Purchasers, represent the entire agreement between the parties concerning the subject matter hereof, and all oral discussions and prior agreements are merged herein; provided, if there is a conflict between this Agreement and any other document executed contemporaneously herewith with respect to the obligations described herein, the provision of this Agreement shall control.

     6.6 GOVERNING LAW; JURISDICTION. This Agreement shall be construed and enforced in accordance with, and shall be governed by, the laws of the State of California, without regard to the conflict of law principles thereof. Any dispute arising under or in relation to this Agreement shall be resolved in any competent court located in Los Angeles County, State of California, and each of the Company and the Purchasers hereby irrevocably submit to the jurisdiction of any such court.

     6.7 AMENDMENT. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

     6.8 COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties to this Agreement in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement, or have caused this Agreement to be executed by their duly authorized officers, as of the day and year first above written.

                                          COMPANY:

                                          BRILLIANT DIGITAL ENTERTAINMENT, INC.,
                                          a Delaware corporation


                                          By:      /s/ Kevin Bermeister
                                                   ---------------------------
                                                   Kevin Bermeister
                                          Title:   Chief Executive Officer and
                                                     President








                                SIGNATURE PAGE TO
                   COMMON STOCK AND WARRANT PURCHASE AGREEMENT

                {Purchaser signature page continued on next page}

PURCHASERS:


Markev Services, LLC                               Harris Toibb
---------------------------                        ---------------------------
(Print Name of Purchaser)                          (Print Name of Purchaser)


/s/ Mark Dyne                                      /s/ Harris Toibb
---------------------------                        ---------------------------
(Signature)                                        (Signature)


  Manager
---------------------------                        ---------------------------
(Title, if applicable)                             (Title, if applicable)





Ronald Lachman                                     Bob Haya
---------------------------                        ---------------------------
(Print Name of Purchaser)                          (Print Name of Purchaser)


/s/ Ronald Lachman                                 /s/ Bob Haya
---------------------------                        ---------------------------
(Signature)                                        (Signature)


---------------------------                        ---------------------------
(Title, if applicable)                             (Title, if applicable)





David Wilson                                       Scott Hergott
---------------------------                        ---------------------------
(Print Name of Purchaser)                          (Print Name of Purchaser)


/s/ David Wilson                                   /s/ Scott Hergott
---------------------------                        ---------------------------
(Signature)                                        (Signature)


---------------------------                        ---------------------------
(Title, if applicable)                             (Title, if applicable)



                                SIGNATURE PAGE TO
                   COMMON STOCK AND WARRANT PURCHASE AGREEMENT

                                    EXHIBIT A

                             SCHEDULE OF PURCHASERS

PURCHASER                                  COMMITTED AMOUNT     COMMITTED SHARES
----------------------------------         ----------------     ----------------

                                                   $
Ronald Lachman                                 $200,000             1,331,558
3140 Whisperwoods Court
Northbrook, IL  60062

Markev Services, LLC                           $350,000             2,330,226
15821 Ventura Boulevard, Suite 525
Encino, California  91436

Harris Toibb                                   $400,000             2,663,116
6355 Topanga Canyon Blvd., Suite 230
Woodland Hills, California  91367

Bob Haya                                        $20,000              133,156
204 E. 2nd Ave #104
San Mateo, CA  94401

David Wilson                                    $50,000              332,890
P.O. Box 98
Preston, MD 21655

Scott Hergott                                   $50,000              332,890
209 Satin Mist Court
Las Vegas, Nevada 89114

                                           -------------------  ----------------
TOTAL                                         $1,070,000            7,123,836
                                           ===================  ================

                                    EXHIBIT B

                                     WARRANT

                                    [OMITTED]

                                    EXHIBIT C

                               REGISTRATION RIGHTS

1.   REGISTRATION RIGHTS.

     1.1  Definitions. For purposes of this Exhibit C to the Agreement:

          "AFFILIATE" means, with respect to a Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with, such Person in question. For the purposes of this definition, "CONTROL" (including, with correlative meanings, the terms "CONTROLLED BY" and "UNDER COMMON CONTROL WITH"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

          "AGREEMENT" means that certain Common Stock and Warrant Purchase Agreement dated as of August 26, 2002, by and among the Company and the Purchasers named therein.

          "BOARD OF DIRECTORS" means the Board of Directors of the Company or any duly constituted committee of that Board which has been delegated the authority to take the specific action in question.

          "COMMON STOCK" means the Company's common stock, par value $0.001 per share.

          "COMPANY" means Brilliant Digital Entertainment, Inc., a Delaware corporation.

          "ELIGIBLE OFFERING" means any public offering of Common Stock by the Company other than: (i) any registration relating solely to the sale of securities to participants in a Company stock plan, (ii) any registration relating to corporate reorganization or other transaction under Rule 145 of the Act, (iii) any registration on any form (other than Form S-1, S-2 or S-3) which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities, and (iv) any registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities which are also being registered.

          "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC (or any other federal agency at the time administering the Securities Exchange Act of 1934, as amended) promulgated thereunder.

          "PERSON" means any individual, corporation, partnership, limited liability company, trust, incorporated or unincorporated association, joint venture, joint stock company, government bureau or agency or other subdivision thereof or other entity of any kind or nature.

          "PURCHASERS" means the Purchasers named in the Agreement.

          "REGISTER," "REGISTERED," and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Act, and the declaration or ordering of effectiveness of such registration statement or document by the SEC.

          "REGISTRABLE SECURITIES" means (i) the Common Stock purchased by the Purchasers pursuant to the terms of the Agreement, (ii) any Common Stock issuable upon exercise of the Warrants, as defined in the Agreement, (iii) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of the shares referenced in (i) or (ii) above, and (iv) any Common Stock of the Company issued by way of a stock split of the shares referenced in (i), (ii) or (iii) above.

          "SEC" means the Securities and Exchange Commission.

          "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations of the SEC (or any other federal agency at the time administering the Securities Act of 1933, as amended) promulgated thereunder.

     1.2 PIGGYBACK REGISTRATIONS. From and after the date of the Agreement, the Company shall notify the Purchasers in writing at least twenty (20) days prior to filing any registration statement under the Securities Act for purposes of effecting an Eligible Offering, and will afford the Purchasers an opportunity to include in such registration statement all or any part of the Registrable Securities then held by any Purchaser. If the Purchasers desire to include in any such registration statement all or any part of the Registrable Securities they hold, such Purchasers shall, within ten (10) days after receipt of the above-described notice from the Company, so notify the Company in writing, and in such notice shall inform the Company of the number of Registrable Securities such Purchaser wishes to include in such registration statement. If any Purchaser decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, such Purchaser shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

          a. UNDERWRITING. If a registration statement under which the Company gives notice under this Section 1.2 is for an underwritten offering, then the Company shall so advise the Purchasers. In such event, the right of the Purchasers' Registrable Securities to be included in a registration pursuant to this Section 1.2 shall be conditioned upon the Purchasers' participation in such underwriting and the inclusion of the Purchasers' Registrable Securities in the underwriting to the extent provided herein. If the Purchasers are proposing to distribute their Registrable Securities through such underwriting, such Purchasers shall enter into an underwriting agreement in customary form with the managing underwriter or underwriter(s) selected for such underwriting. Notwithstanding any other provision of this Agreement, if the managing underwriter(s) determine(s) in good faith that marketing factors require a limitation of the number of shares to be underwritten, then the managing underwriter(s) may exclude shares (including Registrable Securities) from the registration and the underwriting, and the number of shares that may be included in the registration and the underwriting shall be allocated, first, to the Company, second to the holders of any other registration rights granted by the Company prior to the date of this Agreement, and third, to the Purchasers, on a pro rata basis based on the total number of Registrable Securities then held by each Purchaser. If any Purchaser disapproves of the terms of any such underwriting, such Purchaser may elect to withdraw therefrom by written notice to the Company and the underwriter, delivered at least ten (10) business days prior to the effective date of the registration statement. Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration.

          b. EXPENSES. The Company shall pay all expenses incurred in connection with a registration pursuant to this Section 1.2 (excluding underwriters' or brokers' discounts and commissions), including, without limitation all federal and "blue sky" registration and qualification fees, printers' and accounting fees, and fees and disbursements of counsel for the Company and the fees and disbursements of special counsel for the Purchasers.

     1.3  OBLIGATIONS  OF  THE  COMPANY.    Whenever   required  to  effect  the
registration of any Registrable Securities under this Exhibit C to the Agreement, the Company shall, as expeditiously as reasonably possible:

          a. prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its commercially reasonable efforts to cause such registration statement to become effective, provided, however, that the Company shall not be required to keep any such registration statement effective for more than ninety (90) days;

          b. prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

          c. furnish to the Purchasers such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of the Registrable Securities owned by the Purchasers that are included in such registration;

          d. use all reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by a majority in interest of the Purchasers, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

          e. in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering; and

          f. at such time as the Purchasers' Registrable Securities are covered by such registration statement, notify the Purchasers at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of a majority in interest of the Purchasers prepare and file an amendment to any such prospectus as may be necessary.

          g. cause all Registrable Securities registered hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed;

          h. provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of the Registration Statement; and

          i. in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any securities included in the registration statement for sale in any jurisdiction, use its commercially reasonable efforts promptly to obtain the withdrawal of such order.

     1.4  PURCHASER'S OBLIGATIONS.

          a. It shall be a condition precedent to the obligations of the Company to take any action pursuant to Section 1.2 that the Purchasers shall furnish to the Company such information regarding such Purchasers, the Registrable Securities held by the Purchasers and the intended method of disposition of such securities, as shall be required to timely effect the registration of its Registrable Securities.

          b. Purchasers agree that upon receipt of written notice of a Blackout Period from the Chief Executive Officer or Chairman of the Board of Directors, the Purchasers will not offer or sell Registrable Securities or engage in any transaction involving or relating to Registrable Securities during the time period set forth in such notice (such Blackout Period not to exceed 30 days) and will not disclose the contents of such notice until the Blackout Period has ended. For purposes of this Section 1.4: "BLACKOUT PERIOD": shall mean the occurrence of a material event which may be, in the good faith opinion of the Board of Directors, materially adverse to the Company's financial condition, business or operations or may require a disclosure which is not in the Company's best interest in light of the existence of (A) any material acquisition or financing activity involving the Company, including a proposed public offering of debt or equity securities, (B) an undisclosed material event, the public disclosure of which would have a material adverse effect on the

     Company, and (C) a proposed material transaction involving the Company and a material portion of its assets.

     1.5 DELAY OF REGISTRATION. Purchasers shall not have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

     1.6 INDEMNIFICATION. In the event any Registrable Securities are included in a registration statement under Section 1:

          a. BY THE COMPANY. To the extent permitted by law, the Company will indemnify and hold harmless the Purchasers, any underwriter (as defined in the Securities Act) for the Purchasers and each person, if any, who controls a Purchaser or a Purchaser's underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "VIOLATION"):

             i. any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto;

             ii. omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or

             iii. violation or alleged violation by the Company of the Securities Act, the Exchange Act, any federal or state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any federal or state securities law in connection with the offering covered by such registration statement;

          and the Company will reimburse each Purchaser or its underwriter or controlling person for any legal or other expenses reasonably incurred by them, as incurred, in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection 1.6.a. shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by a Purchaser, his underwriter or any controlling person of a Purchaser.

          b. BY THE PURCHASERS. To the extent permitted by law, the Purchasers will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, or any underwriter, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person, or underwriter may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by the Purchasers expressly for use in connection with such registration; and the Purchasers will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, or underwriter in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection 1.6.b. shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Purchasers, which consent shall not be unreasonably withheld; and provided further, that the total amounts payable in indemnity by the Purchasers under this subsection 1.6.b. in respect of any Violation shall not exceed the net proceeds received by the Purchasers in the registered offering out of which such Violation arises.

          c. NOTICE.  Promptly after receipt by an indemnified  party under this
     Section 1.6 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.6, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential conflict of interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.6, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.6.

          d. DEFECT ELIMINATED IN FINAL PROSPECTUS. The foregoing indemnity agreements of the Company and the Purchasers are subject to the condition that, insofar as they relate to any Violation made in a preliminary prospectus but eliminated or remedied in the amended prospectus on file with the SEC at the time the registration statement in question becomes effective or the amended prospectus filed with the SEC pursuant to SEC Rule 424(b) (the "FINAL PROSPECTUS"), such indemnity agreement shall not inure to the benefit of any person if a copy of the Final Prospectus was furnished to the indemnified party and was not furnished to the person asserting the loss, liability, claim or damage at or prior to the time such action is required by the Securities Act.

          e. SURVIVAL.  The obligations of the Company and the Purchasers  under
     this  Section  1.6  shall  survive  the   completion  of  any  offering  of
     Registrable Securities in a registration statement.

          f. SETTLEMENT. No indemnified party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

     1.7 ASSIGNMENT OF REGISTRATION RIGHTS. The rights to cause the Company to register Registrable Securities pursuant to Section 1.2 may not be assigned by the Purchasers.

     1.8 HOLDBACK AGREEMENTS. Purchasers shall not effect any public sale or distribution (including sales pursuant to Rule 144) of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for equity securities of the Company, during the thirty days prior to and the 120-day period beginning on the effective date of any registration or any in which Registrable Securities are included (except as part of such underwritten offering), unless the underwriters managing the registered public offering otherwise agree.

     1.9 TERMINATION OF REGISTRATION RIGHTS. Purchasers shall not be entitled to exercise any right provided in Section 1 hereof subsequent to the time at which all Registrable Securities held by the Purchasers (and any Affiliates of the Purchasers with whom the Purchasers must aggregate their sales under Rule
144) can be sold in any three month period without registration in compliance with Rule 144 of the Act.


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